Earnings per share (Policies)	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Description of accounting policy for earnings per share [text block]
16.1. Accounting policy
Basic earnings (loss) per share is calculated by dividing net income (loss) for the year attributed to the controlling shareholders by the weighted average number of common shares outstanding during the year.
Diluted earnings (loss) per share considers the number of shares outstanding for the purposes of Basic earnings (loss) plus (when dilutive) the number of potentially issuable shares computed following the treasury stock method, as required by IAS 33 - Earnings per share. All numbers of shares for the purpose of earnings per share are the weighted average during each period presented.
For share-based transactions, a calculation is done to determine the number of shares issuable, based on the number of shares granted adjusted by the difference between (i) the weighted average quoted market price during the period, and (ii) the proceeds to be obtained (if any) upon issuance of the shares. As per IAS 33, proceeds for share-based compensation instruments must include, as deemed proceeds, the amount to be recognized as compensation expense in profit and loss in future periods for such instruments.